                                  SCHEDULE 14A

                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

Filed by the Registrant    [ X ]

Filed by a Party other than the Registrant     [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement           [  ]   Confidential, for use of the
                                                   Commission on (as permitted
[ X ] Definitive Proxy Statement                   by Rule 14a-b(e)(21))

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             HORIZON BANCORP, INC.
                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transactions applies:

       (3) Per unit price other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

        [   ]  Fee paid previously with preliminary materials.

        [   ]  Check box if any part of the fee is offset as provided by
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                             HORIZON BANCORP, INC.
                                ONE PARK AVENUE
                                  P. O. BOX D
                       BECKLEY, WEST VIRGINIA 25802-2803

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 22, 1997

                                   ----------
To the Shareholders:

         You are hereby notified that the Annual Meeting of Shareholders of Horizon Bancorp, Inc., will be held on Tuesday, April 22, 1997, at 4:00 p.m., at The Greenbrier, White Sulphur Springs, West Virginia, for the purpose of considering and voting upon the following:

     1) To elect twenty-four directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified;

     2) To ratify the selection of Ernst & Young LLP by Horizon's Board of Directors as independent auditors for the year 1997;

     3) To amend and approve the Horizon Incentive Stock Option Plan, which is being amended to increase the number of shares allocated to the plan; and

     4) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only those shareholders of record at the close of business on March 5, 1997, shall be entitled to notice of the meeting and to vote at the meeting.

         A proxy statement and proxy are enclosed herewith. Even if you plan to attend the meeting in person, you are urged to sign, date and return the proxy promptly in the enclosed addressed envelope which requires no postage. If you attend the meeting in person, you may withdraw your proxy and vote your shares in person. Your proxy may also be revoked at any time prior to the meeting in the manner described in the proxy statement.

                                      By Order of the Board of Directors,
                                      Frank S. Harkins, Jr.
                                      Chairman of the Board and
                                      Chief Executive Officer

                                      Philip L. McLaughlin
                                      President and Chief Operating Officer

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU PLAN TO ATTEND THE MEETING, PLEASE CHECK THE APPROPRIATE BOX ON THE PROXY CARD INDICATING THE NUMBER OF PERSONS WHO WILL ATTEND. THE MEETING WILL BEGIN PROMPTLY AT 4:00 P.M., AND A SHAREHOLDERS' RECEPTION WILL BE HELD FOLLOWING THE MEETING.

Beckley, West Virginia
March 31, 1997

                             HORIZON BANCORP, INC.
                                ONE PARK AVENUE
                                  P. O. BOX D
                       BECKLEY, WEST VIRGINIA 25802-2803

                                   ----------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 22, 1997

                                   ----------

         This statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting (the "Annual Meeting") of Shareholders of Horizon Bancorp, Inc. ("Horizon") to be held Tuesday, April 22, 1997, at 4:00 p.m. at The Greenbrier, White Sulphur Springs, West Virginia, and any adjournments thereof. The principal executive office of Horizon is One Park Avenue, Beckley, West Virginia 25801.

SOLICITATION AND REVOCABILITY OF PROXIES

         The solicitation of proxies is made by management at the direction of the Board of Directors of Horizon, and a proxy may be revoked by the shareholder giving it any time before it is voted. These proxies enable shareholders to vote on all matters which are scheduled to come before the meeting. The enclosed proxy may be revoked at any time before it is voted by notifying Horizon in person, by giving written notice to Horizon of the revocation of the proxy, by submitting to Horizon a subsequently dated proxy or by attending the meeting and withdrawing the proxy. If the enclosed proxy is signed and returned it will be voted as directed. If not directed, the proxy will be voted "FOR" the election of management nominees as directors, "FOR" the ratification of the selection of Ernst & Young LLP as independent auditors and "FOR" the amendment to the Horizon Incentive Stock Option Plan to increase the number of shares authorized by the plan for option grants.

         Horizon will pay the expense for the solicitation of proxies. In addition to the solicitation by mail, officers and employees of Horizon and its subsidiaries may solicit proxies personally or by telephone or telegraph, although no person will be engaged specifically for that purpose.

ELIGIBILITY OF STOCK FOR VOTING PURPOSES

         Only shareholders of record at the close of business on March 5, 1997, will be entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. As of March 5, 1997, 9,297,837 shares of common stock, par value $1.00 per share ("Common Stock") were outstanding and entitled to vote at the meeting.

         The Bank of Raleigh, a wholly-owned subsidiary of Horizon, holds of record as trustee, agent, or executor, but not beneficially, 332,951 shares of Horizon Common Stock representing 3.58% of the shares of Horizon Common Stock outstanding. The Bank of Raleigh holds all of these shares as agent or sole trustee of certain revocable and irrevocable trusts and as sole executor of certain estates. These shares will be voted by the

Bank of Raleigh pursuant to the terms of the trust agreement or at the direction of either the principal or the grantor, in the case of revocable trusts, and at the direction of the majority of adult beneficiaries, in the case of irrevocable trusts and in the case of estates in which the Bank of Raleigh serves as sole executor.

         Twentieth Street Bank, a wholly-owned subsidiary of Horizon, holds of record as trustee, agent, custodian or executor, but not beneficially, 360,732 shares of stock representing 3.88% of the shares of Horizon Common Stock outstanding. These shares will be voted pursuant to the terms of the trust agreements or at the direction of either the principal or the grantor, in the case of revocable trusts, and at the direction of the majority of adult beneficiaries, in the case of irrevocable trusts and in the case of estates in which the Twentieth Street Bank serves as sole executor.

                               PURPOSE OF MEETING

1.       ELECTION OF DIRECTORS

         Horizon's Bylaws provide that the Board of Directors shall consist of not fewer than five and no more than thirty directors, as fixed and determined, from time to time, by Horizon's Board of Directors. The Board of Directors has fixed the number of directors to be elected at the Annual Meeting and to constitute the full Board of Directors of Horizon at twenty-four.

         Horizon's Bylaws provide that at each election for directors, shareholders entitled to vote shall have the right to vote, in person or by proxy, the number of shares owned by them for as many persons as there are directors to be elected, or to cumulate their votes by giving one candidate as many votes as the number of such directors multiplied by the number of their shares shall equal, or by distributing such votes on the same principle among any number of candidates. If any shares are voted cumulatively for the election of directors, the proxies, unless otherwise directed, will have full discretion and authority to cumulate their votes and to vote for less than all such nominees.

         To be eligible for nomination and election at an Annual Meeting, no director shall have attained the age of seventy as of the date of the meeting. The individuals that Horizon's management has nominated for election at the Annual Meeting satisfy this requirement. A director need not be a resident of the State of West Virginia.

         Horizon's Bylaws provide that nominations, other than those made by or on behalf of Horizon's existing management, shall be made in writing and shall be delivered or mailed to the chairman or president of Horizon not less than fourteen days nor more than fifty days prior to the Annual Meeting. If less than twenty-one days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the chairman or president of Horizon no later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of Horizon that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of Horizon owned by the notifying shareholder. Nominations not made in accordance herewith may, in Horizon's discretion, be disregarded by the chairman of the meeting, and upon his instruction, the vote tellers may disregard all votes cast for each nominee.

MANAGEMENT NOMINEES TO THE BOARD OF DIRECTORS

         Set forth below are the persons who Horizon's management will nominate for election at the Annual Meeting to serve as directors of Horizon until the 1998 Annual Meeting of Shareholders, or until their successors are elected and qualified. The table sets forth background information on each director nominee. All positions set forth under the column "Principal Occupation or Employment Last 5 Years" are currently held unless otherwise indicated.

                                           SERVED
                                            AS A          FAMILY
                                          DIRECTOR     RELATIONSHIP
                                             OF            WITH
                                          HORIZON          OTHER                    PRINCIPAL OCCUPATION OR
          NOMINEES              AGE        SINCE         NOMINEES                   EMPLOYMENT LAST 5 YEARS
          --------              ---        -----         --------                   -----------------------
John M. Alderson, IV             67         1993           None        Retired Claims Agent--State Farm Insurance
                                                                       Company, Lewisburg, WV; Owner--J. M.
                                                                       Alderson Store, Alderson, WV (Retail);
                                                                       Director--Allegheny Bankshares Corporation,
                                                                       Lewisburg, WV (Until 1993); Director--The First
                                                                       National Bank of Alderson, Alderson, WV;
                                                                       Director--Greenbrier Valley National Bank,
                                                                       Lewisburg, WV

Jack G. Bazemore (2)             62         1996           None        President--Jabo Supply Corporation, Huntington,
                                                                       WV; Director--The Twentieth Street Bank, Inc.,
                                                                       Huntington, WV; Director--Twentieth Bancorp,
                                                                       Inc., Huntington, WV (Until 1996)

Joseph M. Blankenship            45         1997           None        Assistant Vice President and Branch
                                                                       Manager--National Bank of Summers of Hinton,
                                                                       Hinton, WV (Until 1997); Director, President and
                                                                       Chief Executive Officer--National Bank of
                                                                       Summers of Hinton, Hinton, WV

Phillip W. Cain                  49         1995           None        Executive Vice President, Chief Executive Officer
                                                                       and Director--First National Bank of Marlinton,
                                                                       Marlinton, WV

                                           SERVED
                                            AS A          FAMILY
                                          DIRECTOR     RELATIONSHIP
                                             OF            WITH
                                          HORIZON          OTHER                   PRINCIPAL OCCUPATION OR
          NOMINEES              AGE        SINCE         NOMINEES                  EMPLOYMENT LAST 5 YEARS
          --------              ---        -----         --------                  -----------------------
William C. Dolin (2)             59         1996           None        President--Dolin Supply Co., Huntington, WV;
                                                                       Director--The Twentieth Street Bank, Inc.,
                                                                       Huntington, WV; Director--Twentieth Bancorp,
                                                                       Inc., Huntington, WV (Until 1996)

W. H. File, III                  49         1993            (1)        Partner--File, Payne, Scherer & File, Beckley, WV
                                                                       (law firm); Director--Bank of Raleigh, Beckley, WV

David W. Hambrick                55         1993           None        President and Chief Operating Officer--Allegheny
                                                                       Bankshares Corporation, Lewisburg, WV (Until
                                                                       1993); Executive Vice President--Greenbrier
                                                                       Valley National Bank, Lewisburg, WV;
                                                                       Director--First National Bank in Marlinton,
                                                                       Marlinton, WV;  Executive Vice
                                                                       President--Horizon Bancorp, Inc., Beckley, WV;
                                                                       Chief Financial Officer--Horizon Bancorp, Inc.,
                                                                       Beckley, WV (Until 1996)

Frank S. Harkins, Jr.            57         1982           None        Chairman of the Board and Chief Executive
                                                                       Officer--Horizon Bancorp, Inc.;
                                                                       Director--National Bank of Summers of Hinton,
                                                                       Hinton, WV; Director--Greenbrier Valley National
                                                                       Bank, Lewisburg, WV; Director, President and
                                                                       Chief Executive Officer--Bank of Raleigh,
                                                                       Beckley, WV; Director--The Twentieth Street
                                                                       Bank, Inc., Huntington, WV

Tracy W. Hylton, II              48         1993           None        President--Eller, Inc., Beckley, WV (Surface
                                                                       Mining); President--Nell Jean Industries, Inc.,
                                                                       Mabscott, WV (Mine Supply); President--Upper
                                                                       Laurel Company, Skelton, WV; President--New
                                                                       Land Leasing Company, Inc., Skelton, WV;
                                                                       President--MIN, Inc., Beckley, WV (Surface
                                                                       Mining); President--Gracie, Inc., Mabscott, WV
                                                                       (Land Leasing); President--Tammie Lynn Coal
                                                                       Company, Inc., Skelton, WV (Surface Mining);
                                                                       Vice President--Nell Jean Enterprises, Beckley,
                                                                       WV (Retail); President--Lightning, Inc., Skelton,
                                                                       WV (Land Leasing); President--Patience, Inc.,
                                                                       Skelton, WV (Surface Mining); Director--Bank of
                                                                       Raleigh, Beckley, WV

                                           SERVED
                                            AS A          FAMILY
                                          DIRECTOR     RELATIONSHIP
                                             OF            WITH
                                          HORIZON          OTHER                     PRINCIPAL OCCUPATION OR
          NOMINEES              AGE        SINCE         NOMINEES                    EMPLOYMENT LAST 5 YEARS
          --------              ---        -----         --------                    -----------------------
Robert L. Kosnoski               62         1993           None        President--Mountaineer Parts & Repair, Inc., Mt.
                                                                       Hope, WV; President--Beckley Flying Service,
                                                                       Beckley, WV; President--Paint Creek Coal Co.,
                                                                       Mt. Hope, WV (Coal Mining); Director--Bank of
                                                                       Raleigh, Beckley, WV

Thomas E. Lilly                  58         1993           None        Chairman and Chief Executive Officer--Lillys'
                                                                       Crown Jewelers Corporation, Beckley, WV (Retail
                                                                       Jewelry); Partner--J.T.J., Limited Liability
                                                                       Company, Beckley, WV; Director--Bank of
                                                                       Raleigh, Beckley, WV

Clarence E. Martin               57         1996           None        Chief Executive Officer and Chief Financial
                                                                       Officer--Arthur's Enterprises, Inc., Huntington,
                                                                       WV; Director--The Twentieth Street Bank, Inc.,
                                                                       Huntington, WV; Director--Twentieth Bancorp,
                                                                       Inc., Huntington, WV (1994-1996)

Carolyn H. McCulloch             68         1984           None        Director and Chairman of the Board--Bank of
                                                                       Raleigh, Beckley, WV;

B. C. McGinnis, III (2)          54         1996            (1)        President--Twentieth Bancorp, Inc., Huntington,
                                                                       WV (Director 1983-1996); President and
                                                                       Director--The Twentieth Street Bank, Inc.,
                                                                       Huntington, WV; Executive Vice
                                                                       President--Horizon Bancorp, Inc., Beckley, WV

Jack McGinnis (2)                68         1996            (1)        President--Huntington Land Company,
                                                                       Barboursville, WV; Director--The Twentieth
                                                                       Street Bank, Inc., Huntington, WV;
                                                                       Director--Twentieth Bancorp, Inc., Huntington,
                                                                       WV (Until 1996)

Thomas L. McGinnis (2)           48         1996            (1)        Vice President and Director (Until
                                                                       1996)--Twentieth Bancorp, Inc., Huntington, WV;
                                                                       Executive Vice President and Director--The
                                                                       Twentieth Street Bank, Inc., Huntington, WV

                                           SERVED
                                            AS A          FAMILY
                                          DIRECTOR     RELATIONSHIP
                                             OF            WITH
                                          HORIZON          OTHER                     PRINCIPAL OCCUPATION OR
          NOMINEES              AGE        SINCE         NOMINEES                    EMPLOYMENT LAST 5 YEARS
          --------              ---        -----         --------                    -----------------------
Philip L. McLaughlin             56         1993           None        President and Chief Operating Officer--Horizon
                                                                       Bancorp, Inc., Beckley, WV; Director, Chairman
                                                                       of the Board and Chief Executive Officer--Allegheny
                                                                       Bankshares Corporation, Lewisburg, WV (Until
                                                                       1993); Director, President and Chief Executive
                                                                       Officer--Greenbrier Valley National Bank,
                                                                       Lewisburg, WV; Director--First National Bank in
                                                                       Marlinton, Marlinton, WV; Director--Bank of
                                                                       Raleigh, Beckley, WV; Director--The Twentieth
                                                                       Street Bank, Inc., Huntington, WV

Harper W. Nelson                 59         1993           None        Director, Vice President and Secretary--Marlinton
                                                                       Electric Co., Inc., Marlinton, WV (Petroleum);
                                                                       Director--WV Petroleum Marketers Association,
                                                                       Marlinton, WV (Marketer of Petroleum);
                                                                       Director--First National Bank of Marlinton,
                                                                       Marlinton, WV; Director--Allegheny Bankshares
                                                                       Corporation, Lewisburg, WV (Until 1993)

Rodney H. Pack                   61         1993           None        Executive Vice President--Acme Limestone
                                                                       Corporation, Fort Springs, WV (Crushed
                                                                       Limestone Manufacturing) (Until 1994); Vice
                                                                       President, Sales and Administration--Acme
                                                                       Limestone Corporation, Fort Springs, WV;
                                                                       President--Raleigh Ready Mix and Asphalt, Inc.,
                                                                       Sprague, WV (Portland Cement Concrete and
                                                                       Asphaltic Supplier) (Until 1994); President--Wolf
                                                                       Creek Corporation, Alderson, WV (Land
                                                                       Development); Director--Greenbrier Valley
                                                                       National Bank, Lewisburg, WV;
                                                                       Director--Allegheny Bankshares Corporation,
                                                                       Lewisburg, WV (Until 1993)

                                           SERVED
                                            AS A          FAMILY
                                          DIRECTOR     RELATIONSHIP
                                             OF            WITH
                                          HORIZON          OTHER                   PRINCIPAL OCCUPATION OR
          NOMINEES              AGE        SINCE         NOMINEES                  EMPLOYMENT LAST 5 YEARS
          --------              ---        -----         --------                  -----------------------
E. M. Payne III                  61         1985            (1)        Partner--File, Payne, Scherer & File, Beckley, WV
                                                                       (Law Firm); President--Piney Land
                                                                       Company, Beckley, WV (Land Development,
                                                                       Coal, Gas and Timber);
                                                                       President--McCreery Coal Land Company,
                                                                       Beckley, WV (Land Development, Coal, Gas
                                                                       and Timber); President--Combahee
                                                                       Investment Corporation, Beckley, WV
                                                                       (Land Management and Development);
                                                                       President--Hilton Head Equity Management
                                                                       Co., Inc., Beckley, WV (Land Management
                                                                       and Development); President--The James
                                                                       T. McCreery Company, Inc., Beckley, WV
                                                                       (Land Development, Coal and Timber);
                                                                       Secretary and Treasurer--Horizon
                                                                       Bancorp, Inc.; Director--Bank of
                                                                       Raleigh, Beckley, WV

R. T. Rogers                     63         1985           None        President and Chief Executive Officer--R. T.
                                                                       Rogers Oil Co., Hinton, WV (Oil and Fuel
                                                                       Distributor); Director--National Bank of Summers
                                                                       of Hinton, Hinton, WV

Sharon H. Rowe                   45         1996           None        Director of Advertising and Marketing--The
                                                                       Greenbrier, White Sulphur Springs, WV

James E. Songer                  64         1985           None        President--Homeseekers Land & Building Co.,
                                                                       Inc., Beckley, WV (Real Estate);
                                                                       President--Songer Insurance, Inc., Beckley, WV
                                                                       (Insurance); President--Sunset Memorial Park, Inc.
                                                                       (Perpetual Care); Director--Bank of Raleigh,
                                                                       Beckley, WV

Albert M. Tieche, Jr.            44         1992           None        Assistant Administrator and Treasurer--Beckley
                                                                       Hospital, Inc., Beckley, WV; Administrator and
                                                                       Treasurer--Beckley Hospital, Inc., Beckley, WV;
                                                                       President--Extend-A-Care, Inc. (Health Care);
                                                                       Director--Bank of Raleigh, Beckley, WV
-----

(1) W. H. File, III and E. M. Payne III are brothers-in-law. B. C. McGinnis, III and Thomas L. McGinnis are brothers. Jack McGinnis is second cousin to
     B. C. McGinnis, III and Thomas L. McGinnis.

(2) On August 31, 1996, Twentieth Bancorp, Inc. ("Twentieth"), headquartered in Huntington, West Virginia, merged with and into Horizon. As a result of the merger, Twentieth ceased to exist and the Twentieth Street Bank became a wholly-owned subsidiary of Horizon. Under the terms of the Plan of Merger and Reorganization, Jack G. Bazemore, William Dolin, Clarence E. Martin, B. C. McGinnis, III, Jack McGinnis and Thomas L. McGinnis were elected to Horizon's Board of Directors.

If, prior to the Annual Meeting any nominee for election as a director would be unexpectedly unable to serve as director, management may vote the proxies for a substitute nominee or nominees, if any, designated by Horizon's Board of Directors.

COMPENSATION OF DIRECTORS

         Horizon's directors, who are not employees of Horizon's subsidiaries, were compensated $500 for each board meeting attended in 1996. Beginning December 1996, non-employee directors serving on Horizon's Executive Committee, Compensation and Benefits Committee, and the Audit Committee receive $350 for each meeting attended. During 1996, there were no other arrangements pursuant to which any director of Horizon or its subsidiaries was compensated for services as a director.

COMMITTEES OF THE HORIZON BOARD OF DIRECTORS

         Horizon's Board of Directors met six times during 1996. Each director attended at least 75% of all meetings held except for Rodney H. Pack. Horizon's Board of Directors had three standing committees during 1996 consisting of the Executive Committee, the Audit Committee and the Compensation and Benefits Committee. Each committee submits a report of activities to the full Board for ratification. Horizon does not have a standing Nominating Committee; however, Horizon's Board of Directors is responsible for selecting the director nominees.

         The Executive Committee consists of Frank S. Harkins, Jr. (Chairman), David W. Hambrick, Carolyn H. McCulloch, Philip L. McLaughlin, Harper W. Nelson, Rodney H. Pack, E. M. Payne III and James E. Songer. The committee met three times during 1996. Pursuant to the terms of the Plan of Merger and Reorganization (the "Merger Agreement") entered into by Horizon and Twentieth Bancorp, Inc. ("Twentieth"), whereby Twentieth was merged with and into Horizon (the "Merger"), William C. Dolin, B. C. McGinnis, III and Thomas L. McGinnis were appointed to the Executive Committee in August 1996. Each member of the committee attended at least 75% of all meetings held during the period for which he or she served on the committee. The Executive Committee performs the functions set forth by Horizon's Board of Directors and makes recommendations to the Board.

         The Audit Committee consists of Thomas E. Lilly (Chairman), Jack G. Bazemore, Harper W. Nelson, Rodney H. Pack and Albert M. Tieche, Jr. Jack
L. Hellems, a director of The National Bank of Summers of Hinton, serves as an ex officio member of the Audit Committee. The committee met five times during 1996. Pursuant to the terms of the Merger Agreement, Jack Bazemore was appointed to the Audit Committee in August 1996. Each member of the committee attended at least 75% of all meetings held during the period in which he served. The Audit Committee reviews and evaluates significant matters relating to Horizon's internal audit program, reviews the internal control structure and recommends the engagement of the independent auditors.

         The Compensation and Benefits Committee consists of E. M. Payne III (Chairman), Clarence E. Martin, Carolyn H. McCulloch, Harper W. Nelson, Rodney
H. Pack and James E. Songer. The committee met seven times during 1996. Each member of the committee attended at least 75% of all meetings held during the period for which he or she served on the Committee. The Compensation and Benefits Committee recommends the compensation arrangements for senior management and the allocation of options to be granted under the Horizon Incentive Stock Option Plan.

EXECUTIVE OFFICERS OF HORIZON

         The following table lists Horizon's principal executive officers. See "Executive Compensation--Compensation and Benefits Committee of the Board Report on Executive Compensation."

         NAME                 AGE                BANKING EXPERIENCE AND QUALIFICATIONS
         ----                 ---                -------------------------------------
Frank S. Harkins, Jr.          57      1961 to 1976, Vice President of  Kanawha Valley Bank,
                                       N.A.; 1976 to 1986, Executive Vice President and
                                       Chief Executive Officer of Bank of Raleigh; 1986 to
                                       present, Director, President and Chief Executive Officer
                                       of Bank of Raleigh; 1983 to 1993, President and Chief
                                       Executive Officer of Horizon Bancorp, Inc.; Member of
                                       Executive, Trust and Investment Committees of
                                       Bank of Raleigh; 1985 to present, Director of
                                       National Bank of Summers of Hinton; 1996 to present,
                                       Director of The Twentieth Street Bank, Inc.; 1993 to
                                       present, Chairman of the Board of Horizon Bancorp,
                                       Inc.; 1996 to present, Chairman of the Board and
                                       Chief Executive Officer of Horizon Bancorp, Inc.

         NAME                 AGE                BANKING EXPERIENCE AND QUALIFICATIONS
         ----                 ---                -------------------------------------
Philip L. McLaughlin           56      1987 to 1993, Director, Chairman of the Board and Chief
                                       Executive Officer of Allegheny Bankshares Corporation; 1970 to
                                       present, Director of Greenbrier Valley National
                                       Bank; 1986 to present, President, Chief Executive
                                       Officer and Director of Greenbrier Valley National
                                       Bank; Member of Executive and Investment Committees of
                                       Greenbrier Valley National Bank; Director of First
                                       National Bank of Marlinton; 1996 to present, Director of
                                       The Twentieth Street Bank, Inc.; 1993 to 1996,
                                       President and Chief Executive Officer of Horizon
                                       Bancorp, Inc.; 1996 to present, President and Chief
                                       Operating Officer of Horizon Bancorp, Inc.

David W. Hambrick              55      1987 to 1993, President and Chief Operating Officer of
                                       Allegheny Bankshares Corporation; 1986 to present,
                                       Director and Executive Vice President of Greenbrier Valley
                                       National Bank; Member of Executive Trust and Investment
                                       Committees of Greenbrier Valley National Bank; Director
                                       of First National Bank in Marlinton; 1993 to 1996,
                                       Executive Vice President and Chief Financial Officer of
                                       Horizon Bancorp, Inc.; 1993 to present, Executive Vice
                                       President of Horizon Bancorp, Inc.

B. C. McGinnis, III            54      1983 to 1996, President of Twentieth Bancorp, Inc.; 1983 to
                                       present, President of The Twentieth Street Bank, Inc.; 1996 to present, Executive Vice President of Horizon Bancorp,
                                       Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of February 6, 1997, no shareholder beneficially owned more than 5% of Horizon's voting securities.

         The following table sets forth as of February 15, 1997, certain information with respect to Horizon's Common Stock owned beneficially by Horizon's directors, each of the executive officers listed in the Summary Compensation Table and executive officers of Horizon as a group. Shares have been adjusted for the two-for-one stock split effected in the form of a 100% stock dividend declared October 21, 1996, for shareholders of record December 1, 1996, payable December 15, 1996.

                                     AMOUNT AND NATURE OF
     NAME OF BENEFICIAL OWNER        BENEFICIAL OWNERSHIP      PERCENT OF CLASS
     ------------------------        --------------------      ----------------
John M. Alderson, IV                       18,068                      *
Jack G. Bazemore                            1,272 (1)                  *
Joseph M. Blankenship                         394                      *
Phillip W. Cain                             3,986 (2)                  *
William C. Dolin                          100,260 (3)                1.08
W. H. File, III                             7,180 (4)                  *
David W. Hambrick                          22,202 (5)                  *
Frank S. Harkins, Jr.                      25,435 (6)                  *
Tracy W. Hylton, II                         7,165                      *
Robert L. Kosnoski                         42,092                      *
Thomas E. Lilly                             5,131 (7)                  *
Clarence E. Martin                          1,212                      *
Carolyn H. McCulloch                      315,852 (8)                3.40
B. C. McGinnis, III                       110,026 (9)                1.18
Jack McGinnis                             163,118 (10)               1.75
Thomas L. McGinnis                        105,782 (11)               1.14
Philip L. McLaughlin                       22,608 (12)                 *
Harper W. Nelson                            7,926 (13)                 *
Rodney H. Pack                             13,532 (14)                 *

                                     AMOUNT AND NATURE OF
     NAME OF BENEFICIAL OWNER        BENEFICIAL OWNERSHIP      PERCENT OF CLASS
     ------------------------        --------------------      ----------------
E. M. Payne III                            48,670 (15)                 *
R. T. Rogers                               20,192 (16)                 *
Sharon H. Rowe                             16,490 (17)                 *
James E. Songer                            53,535 (18)                 *
Albert M. Tieche, Jr.                      33,006 (19)                 *
All directors and executive
officers of Horizon as a                1,145,134                   12.32
group (24 individuals including
those named above)


------

 *    Beneficial ownership does not exceed one percent of the class.

 (1) Consists of 666 shares owned of record; and 606 shares owned joint with spouse.

 (2) Consists of 3,745 shares owned of record; 168 shares owned by spouse; and 73 shares owned as custodian for son.

 (3) Consists of 66,568 shares owned of record; 1,212 shares owned by spouse; and 32,480 shares in an Individual Retirement Account.

 (4) Consists of 6,730 shares owned of record; and 450 shares owned as custodian for son.

 (5) Consists of 19,690 shares owned of record; and 2,512 shares owned by spouse.

 (6) Consists of 4,101 shares owned of record; 12,380 shares owned in an Individual Retirement Account; 7,354 shares owned jointly with spouse; 1,400 shares owned by spouse; and 200 shares owned jointly with mother.

 (7) Consists of 1,023 shares owned of record; 1,308 shares owned by Lillys' Crown Jewelers, Inc. of which Mr. Lilly is Chairman and Chief Executive Officer; and 2,800 shares owned by Lilly Family Trust of which Mr. Lilly is Trustee.

 (8) Consists of 30,276 shares owned of record; 213,060 shares owned by sister-in-law, Polly Jo Masters, for which Mrs. McCulloch holds a special power of attorney to vote the shares; and 72,516 shares held by Bank of Raleigh, Trustee for John H. McCulloch Revocable Life Insurance Trust-Marital Trust, of which Mrs. McCulloch is beneficiary.

 (9) Consists of 67,410 shares owned of record; 10,592 shares owned jointly with spouse; 16,012 shares owned as custodian for son; and 16,012 shares owned as custodian for son.

(10) Consists of 157,488 shares owned of record; and 5,630 shares owned by spouse.

(11) Consists of 67,434 shares owned of record; 19,318 shares owned jointly with spouse; 13,358 shares owned by daughter; 2,836 shares owned by spouse as custodian for son; and 2,836 shares owned by spouse as custodian for daughter.

(12) Consists of 21,024 shares owned of record; 54 shares owned jointly with spouse; 180 shares owned by spouse; and 1,350 shares in an Individual Retirement Account.

(13) Consists of 5,828 shares owned of record; and 2,098 shares owned jointly with spouse.

(14) Consists of 1,628 shares owned of record; 6,864 shares owned jointly with spouse; and 5,040 shares owned jointly with mother.

(15) Consists of 4,406 shares owned of record; 8,282 shares owned by family members; 16,010 shares owned by Piney Land Company of which Mr. Payne is President; 5,972 shares owned by McCreery Coal Land Company of which Mr. Payne is President; 600 shares owned by Combahee Investment Corporation of which Mr. Payne is President; 8,000 shares owned by Hilton Head Equity Management Company of which Mr. Payne is President; and 5,400 shares owned by James T. McCreery Company of which Mr. Payne is Vice President.

(16) Consists of 17,542 shares held of record; 850 shares owned by spouse; and 1,800 shares owned jointly with spouse.

(17) Consists of 16,482 shares held of record; and 8 shares owned as custodian for daughter.

(18) Consists of 40,704 shares owned of record; 468 shares owned by spouse; 5,151 shares owned by Songer Insurance Company of which Mr. Songer is President; 4,121 shares owned by Homeseekers Land and Building Co., Inc. of which Mr. Songer is President; and 3,091 shares owned by Sunset Memorial Park, Inc. of which Mr. Songer is President.

(19) Consists of 26,006 shares owned of record; and 7,000 shares owned by Beckley Hospital, Inc. Employee's Retirement Plan and Trust. Mr. Tieche is Administrator of Beckley Hospital, Inc. Employee's Retirement Plan and Trust and Administrator and Treasurer of Beckley Hospital, Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires Horizon's directors, executive officers and persons who own more than 10% of a registered class of Horizon's equity securities to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of common stock and other equity securities of Horizon. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish Horizon with copies of all Section 16(a) forms they file.

         Bank of Raleigh holds a special Power of Attorney to file Section 16(a) forms on behalf of Horizon's directors. Based solely on a review of the copies of such reports furnished to Horizon or on written representations that no other reports were required, Horizon believes that during the 1996 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except that Frank S. Harkins, Jr. purchased 256 shares on May 7, 1996, for his Individual Retirement Account and inadvertently failed to report the purchase on Form 4; Rodney H. Pack purchased 1,100 shares on July 12, 1994, jointly with his spouse and failed to report the purchase on Form 4; on August 5, 1994, R. T. Rogers purchased 1,800 shares jointly with his spouse and 200 shares in his spouse's name and inadvertently failed to report these purchases on Form 4; Bank of Raleigh Trust and Financial Services Division, Trustee for Beckley Hospital Retirement Plan, sold 2,000 shares registered in the name of Beckley Hospital Retirement Plan and Trust on October 23, 1996 and 3,000 shares on October 29, 1996. Albert M. Tieche, Jr. is Administrator of Beckley Hospital, Inc. Employee's Retirement Plan and Trust and Administrator and Treasurer of Beckley Hospital, Inc. Mr. Tieche inadvertently failed to report these sales of shares on Form 4. Shares have been stated to reflect the results of a two-for-one stock split effected in the form of a 100% stock dividend declared October 21, 1996, for shareholders of record December 1, 1996, payable December 15, 1996. All of the above transactions were reported on Form 5's on February 13, 1997.

EXECUTIVE COMPENSATION

         The following table sets forth the annual and long-term compensation for services to Horizon for the fiscal years ended December 31, 1996, 1995 and 1994 of those persons who were, as of December 31, 1996, the chief executive officer and the four other most highly compensated officers of Horizon.

                                                 SUMMARY COMPENSATION TABLE

                                                                                                      LONG TERM COMPENSATION
                                                                                         ------------------------------------------
                                                    ANNUAL COMPENSATION                    AWARDS                        PAYOUTS
                                      ---------------------------------------------        ------        --------------------------
                                                                                                         NUMBER OF
                                                                                         RESTRICTED      SECURITIES
                                                                          OTHER            STOCK         UNDERLYING
        NAME AND                                                         ANNUAL          AWARD ($)        OPTIONS/       ALL OTHER
   PRINCIPAL POSITION      YEAR       SALARY ($)      BONUS ($)       COMPENSATION          (2)           SARS (3)     COMPENSATION
   ------------------      ----       ----------      ---------       -------------        -----          --------     ------------
Frank S. Harkins, Jr.      1996        165,496          60,000             --                --             5,500          7,200 (4)
   Chairman of the         1995        159,500            --               --              9,480 (2)        7,000         13,783 (4)
   Board and Chief         1994        159,500            --             2,400 (1)         7,271 (2)        4,000         13,279 (4)
   Executive Officer

Philip L. McLaughlin       1996        173,735          26,040             --                --             5,500           --
   President and Chief     1995        158,351            --               --                --             7,000           --
   Operating Officer       1994        140,480          10,237             --                --             4,000           --

David W. Hambrick          1996        100,037          10,120             --                --               --            --
   Executive V.P.          1995        106,232            --               --                --               --            --
                           1994        110,480            --               --                --               600           --

B. C. McGinnis, III        1996        159,814 (5)        --             1,833 (6)           --             1,000          7,600 (5)
   Executive V.P.

-----

(1) Includes FICA Tax on non-qualified deferred compensation applied in 1994, the year in which Mr. Harkins attained age 55 and 15 years of service. This tax was paid by Bank of Raleigh. No other compensation or benefits were received by the named executive officers in an amount exceeding $50,000 or 10% of total salary and bonus.

(2) Pursuant to Horizon's Employee Stock Ownership Plan ("ESOP"), contributions were made by two of Horizon's affiliate banks, Bank of Raleigh and National Bank of Summers of Hinton. Shares of Horizon Common Stock were acquired and allocated to each participant's account in the same proportion that each such participant's compensation for the year bears to the total compensation paid to all participants. The stock was held in trust for distribution upon the employee's separation from service. Amounts in the table represent the value of the shares allocated to Mr. Harkins' ESOP account for fiscal years 1995 and 1994. These shares vested upon the completion of seven years of service with Horizon. On

      December 29, 1995, Mr. Harkins received 5,922 shares with an aggregate market value of $233,919. Pursuant to a Resolution of the Horizon Board of Directors, the ESOP was terminated and the vested shares and cash were distributed to each participant on December 29, 1995.

(3) An incentive stock option plan was approved at the meeting of shareholders held on June 8, 1993. Pursuant to the plan, shares were granted in 1996 to the named individuals as set forth in the "Option/SAR Grants in Last Fiscal Year" table and were also granted in 1995 to Messrs. Harkins, Hambrick and McLaughlin. The number of shares has been adjusted for the two-for-one stock split effected in the form of a 100% stock dividend paid December 15, 1996.

(4) Includes $3,600 paid by National Bank of Summers of Hinton for directors meetings in 1996, all of which was deferred pursuant to the Directors' Deferred Compensation Plan, and $3,600 paid by Bank of Raleigh in 1996, all of which was deferred. Includes $3,600 paid by National Bank of Summers of Hinton for directors meetings in 1995, all of which was deferred pursuant to the Directors' Deferred Compensation Plan, and $3,600 paid by Bank of Raleigh in 1995, all of which was deferred. Includes $3,600 paid by National Bank of Summers of Hinton for directors meetings in 1994, all of which was deferred pursuant to the Directors' Deferred Compensation Plan, and $3,600 paid by Bank of Raleigh in 1994, all of which was deferred. See "Directors' Deferred Compensation Plans." Includes $6,583, consisting of dividends and interest accrued in 1995 in connection with the ESOP, and includes $6,079, consisting of dividends and interest accrued in 1994 in connection with the ESOP.

(5) On August 31, 1996, Twentieth Bancorp, Inc. ("Twentieth") merged with and into Horizon (the "Merger"). Pursuant to the terms of the Merger, B. C. McGinnis, III, formerly President of Twentieth and its wholly-owned subsidiary, Twentieth Street Bank, Inc., became an executive vice president of Horizon. Amounts listed in the Summary Compensation Table include amounts paid in 1996 to these individuals by Twentieth prior to the Merger and by Horizon after the Merger. The amount included in "All Other Compensation" for Mr. McGinnis consists of Twentieth's contribution of $2,800 on behalf of Mr. McGinnis to Twentieth's 401(k) Plan, pursuant to which participating employees received a matching contribution of .25% from Twentieth for up to 5% of the employee's salary. This amount also includes $4,800 representing directors' fees. Mr. McGinnis received $15,000 bonus in 1996 which was earned in 1995. This amount is not included in the Compensation Table.

(6) The Twentieth Street Bank, Inc. pays to its Senior Vice Presidents and above a sum of money annually to be used for purchasing life insurance. During 1996, B. C. McGinnis, III received $1,833.

         The following table sets forth certain information concerning Options/SARs granted during 1996 to the named executive officers and all optionees as a group. None of the options granted were exercisable during 1996. The options granted will be exercisable as follows: (a) on and after the second anniversary of the date of grant, up to one-third of the total number of option shares; and (b) on and after the third anniversary of the date of grant, up to an additional one-third of the total number of option shares; and (c) on and after the fourth anniversary of the date of grant the remaining option shares. The number of shares and exercise price have been adjusted for the two-for-one stock split effected in the form of a 100% stock dividend paid December 15, 1996.

                                               OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                                                                                                    POTENTIAL REALIZABLE VALUE
                                                                                                      AT ASSUMED ANNUAL RATES
                                                                                                    OF STOCK PRICE APPRECIATION
                               INDIVIDUAL GRANTS                                                          FOR OPTION TERM
-----------------------------------------------------------------------------------------------------------------------------------
                           NUMBER OF       % OF TOTAL
                          SECURITIES     OPTIONS/SARS
                          UNDERLYING      GRANTED TO       EXERCISE
                           OPTIONS/      EMPLOYEES IN       OR BASE
                             SARS           FISCAL           PRICE         EXPIRATION
         NAME              GRANTED           YEAR         ($/SHARE)          DATE            0% ($)      5% ($)         10% ($)
-----------------------------------------------------------------------------------------------------------------------------------
Frank S. Harkins, Jr.        5,500           27.5           20.00         11/30/2001           0          30,360        67,210

Philip L. McLaughlin         5,500           27.5           20.00         11/30/2001           0          30,360        67,210

B. C. McGinnis, III          1,000              5           20.00         11/30/2001           0           5,520        12,220

All Optionees               20,000           100            20.00         11/30/2001           0         110,400       244,400
(including the three
listed above)


         The following table indicates, for purposes of illustration, the approximate annual retirement benefits that would be payable in the life annuity form under various assumptions as to salary and years of service for a participant obtaining age sixty-five in 1996. The benefit amounts are not subject to reduction for Social Security.

                                                  RETIREMENT BENEFITS
                                                   YEARS OF SERVICE

AVERAGE COMPENSATION                                            10              20                30
--------------------                                            --              --                --
$ 20,000.............................................         $ 3,520          $ 7,040          $10,560
$ 40,000.............................................           7,520           15,040           22,560
$ 60,000.............................................          11,520           23,040           34,560
$ 75,000.............................................          14,520           29,040           43,560
$100,000.............................................          19,520           39,040           58,560
$125,000.............................................          24,520           49,040           73,560
$150,000.............................................          29,520           59,040           88,560

         Prior to the acquisition of Allegheny Bankshares, Inc., Horizon sponsored a non-contributory retirement plan for its employees which provided a benefit of .8% of average compensation for each year of service up to thirty years, plus .65% of average compensation in excess of covered compensation for each year of service up to thirty years, plus .5% of average compensation for each year of service in excess of thirty years, up to a maximum of ten years of service. Effective April 1, 1993, the benefit formula in Horizon's plan was amended to be the same as the benefit formula in the Allegheny Bankshares Defined Benefit Plan. This formula provides for a benefit of 1.5% of one's first $9,600, and 2% of W-2 earnings in excess of $9,600, multiplied by years of service up to thirty. The chart above is based upon the revised benefit formula. Participants in the Horizon plan prior to April 1, 1993, will have the old Horizon formula in effect on March 31, 1993, plus the amount under the new benefit formula set forth above for years of service after March 31, 1993. In general, the chart above will overstate the actual pension benefit for employees who participated in the Horizon plan prior to April 1, 1993.

         Compensation covered by the pension plan is based upon total pay. The Internal Revenue Code prohibits compensation in excess of $150,000 (as indexed) to be taken into account in determining one's pension benefit. Normal retirement age is sixty-five under the plan. The plan provides for early retirement between ages fifty-five and sixty-five with at least ten years of service.

         As of December 31, 1996, the current credited years of service and projected estimated annual benefit under the retirement plan (assuming that each continues employment, the plan is not terminated or amended, current compensation increases under the plan's assumptions and that the maximum compensation allowed under the code does not exceed $150,000) for the following officers is:

NAME                                         CURRENT SERVICE       PROJECTED PENSION
----                                         ---------------       -----------------
Frank S. Harkins, Jr...................             19                  $69,156
Philip L. McLaughlin...................             28                   88,560
David W. Hambrick......................             30                   93,263
B. C. McGinnis, III....................             0                    31,520

PERFORMANCE GRAPH

         The following graph compares the yearly percentage change in Horizon's cumulative total shareholder return on its Common Stock for the five-year period ending December 31, 1996, with the cumulative total return of Standard & Poors 500 Stock Index and the Media General Industry Group Index-04, which consists of all banks and bank holding companies within the United States whose stock has been publicly traded for at least six years. The listings of the banks and bank holding companies in the index are not listed by SIC code. The graph assumes (i) the reinvestment of all dividends, and (ii) an initial investment of $100. There is no assurance that Horizon's stock performance will continue in the future with the same or similar trends as depicted in the graph. The graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that Horizon specifically incorporates this graph by reference, and this graph shall not otherwise be filed under such Acts.

         Prior to the listing of Horizon's Common Stock on Nasdaq in mid-1993, Horizon's Common Stock was not traded on any formalized exchange.


                     COMPARISON OF CUMULATIVE TOTAL RETURN
                  OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

                            ----------------FISCAL YEAR ENDING----------------
COMPANY                     1991     1992     1993     1994     1995     1996
-------                     ----     ----     ----     ----     ----     ----
HORIZON BANCORP             100     157.94   183.00   193.43   277.50   300.57
MG GROUP INDEX              100     119.14   140.83   133.61   188.94   261.26
S&P 500 INDEX               100     107.64   118.50   120.06   165.18   203.11

                COMPENSATION AND BENEFITS COMMITTEE OF THE BOARD
                        REPORT ON EXECUTIVE COMPENSATION

         During 1996, the Compensation and Benefits Committee of Horizon's Board of Directors (the "Compensation Committee") was initially composed of the following independent, non-employee directors: E. M. Payne III, Chairman, John
C. Horton, Jr., Carolyn H. McCulloch, James E. Songer and Rodney H. Pack. After the death of John C. Horton, Jr., Frank S. Harkins, Jr., Horizon's Chairman of the Board, appointed Harper W. Nelson as Mr. Horton's replacement. Following the Twentieth Bancorp merger, Clarence E. Martin was added as the sixth independent, non-employee director. The Compensation Committee met seven times in 1996.

         Based upon recommendations made by the Compensation Committee in June 1996, on August 14, 1996, the Board of Director's amended Horizon's bylaws to provide for a chairman and chief executive officer and a president and chief operating officer. Mr. Harkins, formerly Horizon's chairman, was elected chairman and chief executive officer, and Mr. McLaughlin, formerly president and chief executive officer, was elected president and chief operating officer.

         The Compensation Committee also reports and makes recommendations to the Board relating to the establishment of compensation policies, plans, and programs for Horizon's executives, including Frank S. Harkins, Jr. and Philip
L. McLaughlin. The Compensation Committee is responsible for the award of stock options as authorized by the Horizon Incentive Stock Option Plan (the "Plan"). In this regard, the Compensation Committee considers and oversees the development of employment programs to retain, attract and equitably compensate its principal executive officers (i.e., Mr. Harkins and Mr. McLaughlin) and other senior executive officers in order to motivate these executives to achieve Horizon's short and long-term financial and other goals, to recognize individual contributions as well as overall business results and to ensure Horizon's economic success. The Compensation Committee's objective is to provide total compensation that is sufficient to attract and retain highly capable executives.

         Each year, the Compensation Committee reviews Horizon's senior executive compensation practices and guidelines and recommends any changes needed to achieve this objective. The existing salary ranges for senior executives are substantially equivalent to those found in positions of similar responsibility level and type within comparable financial institutions. In considering the compensation and benefit levels of Mr. Harkins, Mr. McLaughlin and other senior executives, the Compensation Committee gives due consideration to the following four concepts:

       1. Establishing pay packages that give executives an incentive to create long-term value for Horizon's shareholders;

       2. Establishing a program which provides highly competitive financial rewards for executives who meet or exceed earnings and other financial targets such as efficiency ratios, ROA, net interest margin and enhanced shareholder value;

         3. Establishing a program whereby an executive's compensation corresponds more closely to the fortunes of Horizon's individual shareholders; and

         4. Placing greater emphasis on short-term and long-term internal value-added performance measures as well as shareholder return expectations in relation to Horizon's banking peers.

         During 1996, the Compensation Committee met three times with regard to the award of stock options. In granting options, the Compensation Committee considered the Plan's objectives which are to promote the interests of Horizon and its shareholders by encouraging full-time employees to acquire shares of Horizon Common Stock, thereby obtaining a proprietary interest in its business and an increased personal interest in its continued success and progress.

         In March 1996, the individual employment contracts with Mr. Harkins and Mr. McLaughlin both expired by their terms. Each of these officers has continued to serve in their respective capacities at the same compensation and benefit levels as provided in their previous employment contracts. The Compensation Committee is currently reviewing Horizon's compensation policies, plans and programs and is considering new employment contracts to be entered into by Horizon and each of Mr. Harkins and Mr. McLaughlin. In developing these new contracts, the Compensation Committee intends to engage a third-party consultant to study the compensation and benefits of Horizon's senior executives and to offer an evaluation and recommendation for 1997, including a recommendation regarding the potential terms of new employment contracts, if any, to be entered into with Mr. Harkins and Mr. McLaughlin. Currently, the Compensation Committee expects that the level of compensation and benefits provided for in any new employment contracts will be incentive based and primarily depend on Horizon's corporate performance with special reference to improved earnings, better efficiency ratios and a higher ROA.

         In 1996, Mr. Harkins received a bonus in the amount of $60,000, and Mr. McLaughlin received a bonus in the amount of $26,040. In awarding these bonuses, the following factors were considered and weighed as follows:

         1. Performance of affiliate Bank of Raleigh (Mr. Harkins, President) and affiliate Greenbrier Valley National Bank (Mr. McLaughlin, President).

         2. Results of Twentieth Bancorp merger.

         3. Level of earnings.

         4. Posturing for the future.

         5. Enhanced shareholder value.

         Pursuant to the terms of the Merger Agreement, Horizon entered into an employment contract with B. C. McGinnis, III. This contract is for a three-year term commencing September 1, 1996, and provides for an annual salary of $155,600 and for reimbursement of other specified expenses and costs together with the use of an automobile previously owned by Twentieth. Pursuant to the terms of his employment contract, Mr. McGinnis is eligible to participate in any additional plans, programs or benefits which Twentieth Street Bank's Board of Directors makes available to its employees.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that Horizon specifically incorporates this report by reference, and shall not otherwise be filed under such Acts.

         This report is submitted by the Compensation and Benefits Committee, which consists of:

                  E. M. Payne III, Chairman
                  Clarence E. Martin
                  Carolyn H. McCulloch
                  Harper W. Nelson
                  Rodney H. Pack
                  James E. Songer

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND COMPENSATION AND BENEFITS COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Horizon and its various banking subsidiaries have had and expect to have in the future, transactions in the ordinary course of their business with directors, officers, principal shareholders and their associates. These transactions were made on substantially the same terms, including interest rates, collateral and repayment terms on extensions of credit, as those prevailing at the same time for comparable transactions with other unaffiliated persons. Loans to these individuals, which at December, 31, 1996, were, in the aggregate, 15.3% of total shareholders' equity, in the opinion of the management of Horizon, did not involve more than the normal risk of collectibility or present other unfavorable features.

         The Bank of Raleigh paid fees in 1996 and expects to pay fees in 1997, to File, Payne, Scherer & File, Attorneys at Law, of which Bank of Raleigh and Horizon director W. H. File III, and director and Secretary of Horizon, E. M. Payne III, are partners. Based on information provided by that firm, the amount paid to that law firm in 1996 did not exceed 5% of the firm's gross revenues. During 1996, Horizon paid premiums for Horizon and its subsidiaries, including property and casualty insurance, directors and officers liability, blanket bond, and various other financial bonds and insurance coverages to Songer Insurance Agency, of which Bank of Raleigh and Horizon director, James E. Songer, is President and majority shareholder. Based on information provided by Songer Insurance Agency, amounts paid to this agency did not exceed 5% of its gross revenues. E. M. Payne III has been a member of the Horizon Compensation and Benefits Committee since 1992 and has served as Chairman of the Committee since 1993. James E. Songer has served as a member of the Compensation and Benefits Committee from 1992 to present.

         In the opinion of Horizon's management, these transactions were on terms no less favorable to Horizon than they would have been with third parties not otherwise affiliated with Horizon.

2.       RATIFICATION OF SELECTION OF AUDITORS

         At the Annual Meeting, Horizon's shareholders will be asked to approve the appointment by Horizon's Board of Directors of Ernst & Young LLP as independent auditors for 1997. The firm of Ernst & Young LLP has audited the financial statements of Horizon and its subsidiaries for the years 1994, 1995 and 1996. Audit services performed by Ernst & Young LLP include the annual audit and preparation of various reports based thereon, and services relating to Horizon's Form 10-K annual report filed with the SEC.

         Although the selection of auditors does not require shareholder ratification, the Board of Directors has directed that the appointment of Ernst & Young LLP be submitted for ratification. If the shareholders do not ratify the appointment of Ernst & Young LLP, the Board of Directors will consider the appointment of other independent auditors. THE BOARD OF DIRECTORS OF HORIZON RECOMMENDS THE RATIFICATION BY HORIZON'S SHAREHOLDERS OF ERNST & YOUNG LLP TO SERVE AS INDEPENDENT AUDITORS FOR HORIZON AND ITS SUBSIDIARIES FOR 1997. Horizon is advised that no member of Ernst & Young LLP has any direct or indirect interest in Horizon or its subsidiaries. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

         The enclosed proxy will be voted "FOR" the ratification of the selection of Ernst & Young LLP as independent auditors unless otherwise directed. The affirmative vote by the holders of the majority of the shares of Horizon Common Stock represented at the Annual Meeting is required to ratify the selection of Ernst & Young LLP.

3. PROPOSAL TO AMEND AND APPROVE THE INCENTIVE STOCK OPTION PLAN, WHICH IS BEING AMENDED TO INCREASE THE NUMBER OF SHARES AUTHORIZED BY THE PLAN FOR OPTION GRANTS

         In 1993, Horizon's shareholders adopted the Horizon Incentive Stock Option Plan (the "ISOP"). Pursuant to the terms of the ISOP, a total of 100,000 shares of Horizon's Common

Stock is authorized by the plan for option grants, with a maximum of 10,000 shares to be awarded in any one year. The plan authorizes the Compensation and Benefits Committee to grant options exercisable within five years of the date of grant to full-time employees of Horizon and its subsidiaries during the option period which expires June 7, 2003. As of February 21, 1997, 1,831 shares of Horizon Common Stock had been issued pursuant to option grants under the plan. Horizon's Board of Directors recommends that Horizon's shareholders amend the ISOP to (i) increase the number of shares allocated under the plan for option grants from 100,000 to 300,000 to take into account the increase in the number of shares of Horizon's Common Stock outstanding as the result of a two-for-one stock split in the form of a 100% stock dividend declared October 21, 1996, for shareholders of record December 1, 1996, payable December 15, 1996, and to increase the number of shares available, and (ii) increase the maximum number of shares that may be awarded in any one year to 30,000 shares.

         Accordingly, Section 2 of the Plan would be amended and restated in its entirety to read as follows:

                           2. AMOUNT OF STOCK. The aggregate amount of stock
                  which may be purchased pursuant to options granted under this Plan shall be 300,000 shares of the Corporation's voting common stock. The Compensation Committee may grant options for no more than 30,000 shares in any calendar year.

A copy of the Plan, as amended, is attached as Exhibit A.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THIS PROPOSAL. The enclosed proxy will be voted "FOR" the approval of the proposed amendment to the ISOP unless otherwise directed. The affirmative vote by the holders of the majority of the shares of Horizon Common Stock outstanding is required to approve the proposed amendment shares voted. Shares voted "ABSTAIN" and shares not voted will have the same effect as if the shares were voted against approval of the amendment.

ANNUAL REPORT TO SHAREHOLDERS

         UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO C. DUANE BLANKENSHIP, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF HORIZON BANCORP, INC., P. O. BOX D, BECKLEY, WEST VIRGINIA 25802-2803, A COPY OF HORIZON'S ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED WITHOUT CHARGE.

OTHER INFORMATION

         If any of the nominees for election as directors should be unable to serve as directors, a proxy will be voted for a substitute nominee or nominees designated by the Board of Directors of Horizon.

         The Board of Directors of Horizon knows of no further business to be presented at the Annual Meeting; but, if any further business properly comes before the meeting, the persons named in the enclosed proxy will vote all proxies in accordance with the recommendations of the Board of Directors.

SHAREHOLDER PROPOSALS FOR 1997

         Any shareholder who wishes to have a proposal placed before the next Annual Meeting of Shareholders must submit the proposal to the President of Horizon at its executive offices, One Park Avenue, Beckley, West Virginia, and such proposal must be received no later than December 29, 1997, to have it considered for inclusion in the Proxy Statement of the Annual Meeting in 1998.

                                  Frank S. Harkins, Jr.
                                  Chairman of the Board and
                                  Chief Executive Officer

                                  Philip L. McLaughlin
                                  President and Chief Operating Officer

Beckley, West Virginia
March 31, 1997

Enclosures
60395

                                   EXHIBIT A

                             HORIZON BANCORP, INC.

                          INCENTIVE STOCK OPTION PLAN
                          ---------------------------

         1. GRANT OF OPTIONS. The Compensation Committee of Horizon Bancorp, Inc., a West Virginia corporation ("Corporation"), is hereby authorized by majority vote of its stockholders to issue stock options from time to time on the corporation's behalf to any one or more persons who at the date of such grant are full-time employees of the Corporation. Any option granted under this Plan shall be granted within ten years from the date hereof. Any option granted under this Plan must be exercised within five years from the date of the option grant and may only be exercised in installments as provided for in the Option Agreement.

         2. AMOUNT OF STOCK. The aggregate amount of stock which may be purchased pursuant to options granted under this Plan shall be 300,000 shares of the Corporation's voting common stock. The Compensation Committee may grant options for no more than 30,000 shares in any calendar year.

         3. LIMITATION. Options shall not be granted under this Plan, which first become exercisable in any calendar year and which permit the optionee to purchase shares of the corporation having an aggregate value in $100,000, determined at the time of the grant of the options. No optionee may exercise options during a calendar year for the purchase of shares having an aggregate fair market value (determined at the time of the grant of the options) exceeding $100,000, except and to the extent that such options were first exercisable in preceding calendar years.

         4. EXERCISE. Any option granted pursuant to this Plan shall contain provisions, established by the Compensation Committee, setting forth the manner of exercise of such option. In no event, however, shall any option granted to a person then owning more than 10 percent of the voting power of all classes of the Corporation's stock be exercisable by its terms after the expiration of five years from the date of the grant thereof, nor shall any other option granted hereunder to any other person be exercisable by its terms after the expiration of ten years from the date of the grant thereof.

         5. NONTRANSFERABILITY. The terms of any option granted under this Plan shall include a provision making such option nontransferable by the optionee, except upon death, and exercisable during the optionee's lifetime only by the optionee.

         6. PURCHASE PRICE. The purchase price for a share of the stock subject to any option granted hereunder shall be not less than the fair market value of the stock on the date of grant of the option, said fair market value to be determined in good faith at the time of grant of such option by decision of the Compensation Committee; provided, however, that in the case of an option granted to any person then owning more than 10 percent of the voting power of all classes of the Corporation's stock, the purchase price per share of the stock subject to option shall be not less than 110 percent of the fair market value of the stock on the date of grant of the option, determined in good faith as aforesaid.

         7. STOCKHOLDER APPROVAL; EFFECTIVE DATE. At the regular annual meeting of the stockholders of Corporation, which has been scheduled and will occur within the period of 12 months following April 7, 1993, being the date of adoption of this Plan by Corporation's Board of Directors, this Plan will be presented for consideration and approval by the stockholders. The effective date of this Plan shall be the date the Plan is approved by a majority of the stockholders.

         8. STOCK RESERVE. Corporation shall at all times during the term of this Plan reserve and keep available such number of shares of its voting stock as will be sufficient to satisfy the requirements of this Plan, and shall pay all fees and expenses necessarily incurred by Corporation in connection with the exercise of options granted hereunder.

         9. OTHER TERMS. Any option granted hereunder shall contain such other and additional terms, not inconsistent with the terms of this plan, which are deemed necessary or desirable by the Board of Directors, the Compensation Committee, or by legal counsel to Corporation, and such other terms shall include those which, together with the terms of this Plan, shall constitute such option as an "Incentive Stock Option" within the meaning of Section 422 of the Internal Revenue Code.

                                   P R O X Y

HORIZON BANCORP, INC.
ONE PARK AVENUE
P. O. BOX D
BECKLEY, WEST VIRGINIA   25802-2803

THIS PROXY IS SOLICITED BY MANAGEMENT AT THE DIRECTION OF THE BOARD OF DIRECTORS OF HORIZON BANCORP, INC. AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

KNOW ALL PERSONS BY THESE PRESENTS, That I, the undersigned Shareholder of Horizon Bancorp, Inc. ("Horizon"), Beckley, West Virginia, do hereby nominate, constitute and appoint Carolyn H. McCulloch, Rodney H. Pack and Jack McGinnis, or any one of them, with the full power to act alone as my true and lawful attorney(s) with full power of substitution, for me in my name, place and stead to vote all of the Common Stock of said corporation standing in my name on its books at the close of business on March 5, 1997, at the Annual Meeting of Shareholders to be held April 22, 1997 at 4:00 p.m. at The Greenbrier, White Sulphur Springs, West Virginia, and at any and all adjournments of said meeting, with all the powers the undersigned would possess if personally present as follows:

1.       Election of Directors

         FOR ALL NOMINEES LISTED BELOW _______

         WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW ________

         FOR ALL NOMINEES LISTED BELOW EXCEPT THOSE FOR WHOM I CHOOSE TO WITHHOLD AUTHORITY TO VOTE AS INDICATED BELOW _________

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the name in the space provided.) ____________________________________________
_____________________________________________________________________________

John M. Alderson, IV          David W. Hambrick             Carolyn H. McCulloch          Rodney H. Pack
Jack G. Bazemore              Frank S. Harkins, Jr.         B. C. McGinnis, III           E. M. Payne III
Joseph M. Blankenship         Tracy W. Hylton, II           Jack McGinnis                 R. T. Rogers
Phillip W. Cain               Robert L. Kosnoski            Thomas L. McGinnis            Sharon H. Rowe
William C. Dolin              Thomas E. Lilly               Philip L. McLaughlin          James E. Songer
W. H. File, III               Clarence E. Martin            Harper W. Nelson              Albert M. Tieche, Jr.

2. Ratify the selection of Ernst & Young LLP as independent auditors for 1997.

            [   ]  FOR           [   ]  AGAINST     [   ]  ABSTAIN

3. Approve and amend the Horizon Incentive Stock Option Plan, which is being amended to increase the number of shares of Horizon's Common Stock allocated to the Plan.

            [   ]  FOR           [   ]  AGAINST     [   ]  ABSTAIN

                  (Continued and To Be Signed on Reverse Side)

4. Any other business which may properly be brought before the meeting or any adjournment thereof.

            [   ]  FOR           [   ]  AGAINST     [   ]  ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES, "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS AND "FOR" THE APPROVAL OF THE AMENDMENT TO INCREASE THE NUMBER OF SHARES OF HORIZON'S COMMON STOCK ALLOCATED TO THE HORIZON INCENTIVE STOCK OPTION PLAN. IF ANY SHARES ARE VOTED CUMULATIVELY FOR THE ELECTION OF DIRECTORS, THE PROXIES, UNLESS OTHERWISE DIRECTED, SHALL HAVE FULL DISCRETION AND AUTHORITY TO CUMULATE THEIR VOTES AND VOTE FOR LESS THAN ALL SUCH NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

                             Date:                          , 1997
                                   -------------------------
(Label With Name,
Address and Shares)          Number of Persons Who Will Attend the Annual
                             meeting:__________

                             --------------------------------------------
                             (Signature of Shareholder)

                             --------------------------------------------
                             (Signature of Shareholder)

                             When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. ALL
                             JOINT OWNERS MUST SIGN.